Investor Update First Quarter 2014 Daniel P. Myers President Chief Executive Officer NASDAQ Global Select Market : BBNK www.bridgecapitalholdings.com Thomas A. Sa Executive Vice President Chief Financial Officer Chief Strategy Officer

FORWARD LOOKING STATEMENTS Certain matters discussed herein constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbors created by that Act. Forward - looking statements describe future plans, strategies, and expectations, and are based on currently available information, expectations, assumptions, projections, and management's judgment about the Bank, the banking industry and general economic conditions. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) competitive pressures in the banking industry; (2) changes in interest rate environment; (3) general economic conditions, nationally, regionally, and in operating markets; (4) changes in the regulatory environment; (5) changes in business conditions and inflation; (6) changes in securities markets; (7) future credit loss experience; (8) the ability to satisfy requirements related to the Sarbanes - Oxley Act and other regulation on internal control; (9) civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; and (10) the involvement of the United States in war or other hostilities. The reader should refer to the more complete discussion of such risks in Bridge Capital Holdings reports on Forms 10 - K and 10 - Q on file with the SEC. 2

FINANCIAL HIGHLIGHTS Balance sheet data at QE 03 - 31 - 14; operating data 1Q14 The only small - and mid - market specialist crafting the flexible solutions that businesses need to thrive in the modern economy Be bold , venture wisely . 3 ■ Total Assets $ 1.62 billion ■ Total Loans $ 1.14 b illion ■ Total Deposits $ 1.42 billion ■ Total Stockholders' Equity $ 167.8 million ■ Market Cap $ 376.7 million ■ TBV/Share $ 10.58 ■ TCE/TA 10.38% ■ Tier 1 RBC Ratio 12.51% ■ Total RBC Ratio 13.76% ■ Cost of Deposits 10 bps ■ Net Interest Margin 4.91% ■ Efficiency Ratio 67.64% ■ ROAA 0.97% ■ ROAE 9.09% ■ Net Income $ 3.72 million ■ Diluted EPS $ 0 .24

BRIDGE BANK FRANCHISE • Focus – Business banking • 72% business C&I loan portfolio • 70% DDA funding base – Silicon Valley geography and technology - centric regions • Fundamental Value Drivers – Relationship banking model – Core deposit - centric model to fund the business • 97% core deposits • 10 bps cost of deposits – “Fit” among diversified revenue streams • Execution – Full range of corporate banking products delivered through experienced advisors – 1 regional business center + 7 business offices – Strategic use of banking technology 4

ATTRACTIVE MARKET POTENTIAL 39.60 21.83 6.39 5.20 5.15 3.23 2.29 2.13 1.42 1.06 0.40 0 5 10 15 20 25 30 35 40 45 50 B of A Wells Fargo Citibank Chase SVB Union Comerica B of West US Bank East West 1 SanJoseca.gov January 1, 2013 2 US Census estimate 2012 3 Bureau of Labor Statistics September 26, 2013 4 FDIC data at June 30, 2013 5 PricewaterhouseCoopers Money Tree Survey as of March 31, 2014 6 CA Employment Development Department Q3 2012 data (most recent available ) • San Jose 10 th largest US city 1 • 5 million regional population 2 • Among highest median family and per capita incomes in US 3 • $327 billion deposit market 4 • Largest concentration of technology company formation and finance in the world 1 • Silicon Valley received 50% of US venture capital investment ($4.7b of $9.5b – Q1 2014) 5 • 216k HQ businesses 6 % Deposits Santa Clara, San Mateo, San Francisco and Alameda Counties* 5

CORE MARKET: NATIONAL INNOVATION SECTOR INNOVATION SECTOR • Active in tech - centric regions receiving 80%+ of US VC investment into technology companies - Silicon Valley received 50% of US venture capital investment ($4.7b of $9.5b – Q1 2014) 1 - California leads nation in tech employment o LA/Orange County received 5% of US venture capital investment ($0.5b of $9.5b – Q1 2014) 1 - Massachusetts had the 2 nd highest concentration of tech workers 2 o New England receives 11% of US venture capital investment ($1.0b of $9.5b – Q1 2014) 1 - Virginia had the 4 th highest concentration of tech workers 2 - Dallas among the nation’s fastest - growing areas and the 6 th largest concentration of tech workers 2 1 PricewaterhouseCoopers Money Tree Survey as of March 31, 2014 2 Tech America Foundation: Cyberstates 2013 San Jose Palo Alto East Bay San Francisco Dallas Boston Reston 6 Orange County

COMPREHENSIVE PRODUCTS AND SERVICES Distributing & Manufacturing Energy & Infrastructure Professional Services Real Estate Development Small Business Technology & Innovation Contracting • Relationship Business Banking • Solutions for All Lines of Business from Big Idea to Industry Leader – Commercial & Industrial – Technology & Emerging Business – Structured Finance – Small Business Administration – I nternational Trade Banking & Services – Commercial Real Estate & Construction – Advanced Treasury & Cash Management 7

Be bold , venture wisely . STRONG EMERGING BRAND 8 Understand Risk • DNA of an entrepreneur • Never duck from a challenge • Fight above our weight class • ‘Army of advocates’

Q1 2014 SUMMARY – GROWING FORWARD • Robust growth driven by new client acquisition – +21% deposit growth ( YoY ) – +20% loan growth ( YoY ) • Increasing revenue and earnings – Revenue +13% ( YoY ) – Q1 ‘14 Net Income $ 3.7 million +9% ( YoY ) – Q1 ’14 EPS $0.24 +4% ( YoY ) • Consistent high quality funding base – 97% core – 70 % DDA – 10 bps cost of deposits • Strong asset quality – NPAs 0.73% of total assets • Exceptionally well capitalized – TCE of 10.38% – Capital to support growth and opportunity 9 We believe that when entrepreneurs and business owners succeed, everyone benefits.

EXPANDING MARKET PRESENCE $250 $500 $750 $1,000 $1,250 $1,500 $1,750 2005 2006 2007 2008 2009 2010 2011 2012 2013 1Q14 $ Millions Average Total Assets • Purely organic growth • Core deposit driven $ 1.62b Total Assets EOP Q1 ’14 10

FOCUS ON CORE DEPOSITS 40% 31% 30% 34% 47% 52% 67% 63% 69% 70% $0 $250 $500 $750 $1,000 $1,250 $1,500 2005 2006 2007 2008 2009 2010 2011 2012 2013 1Q14 $ Millions (EOP) Deposit Mix Noninterest-bearing Demand MM / IBD Certificates of Deposit • 97% core deposits • Cost of deposits – 10 bps 11

TRUE BUSINESS FOCUS S BA 10% CRE 10% Construction 6% Land 1% Other 2% C&I 22% Tech 33% ABL/F ** 17% Business C&I 72% Loans as of 03 - 31 - 14 BBNK % RE = 28% (72% Business) Peer* % RE = 79% (21% Business) ~3x 12 * Peer Average – SNL Data: US Public Banks $500M - $1.5b Total Assets as of December 31, 2013 ** Asset - based lending / Factoring

TRUE C&I FOCUS

Rank	Company Name	C&I Loans ($000) 2013Q4	Total Loans & Leases ($000) 2013Q4
1	**Bridge Bank, National Association**	**789,857**	**1,072,904**
2	Stearns Bank National Association	522,293	1,243,698
3	First Bank of Highland Park	456,982	975,537
4	Medallion Bank	399,648	765,750
5	AloStar Bank of Commerce	394,437	496,526
6	Pacific Continental Bank	385,634	993,845
7	Barrington Bank & Trust Company, NA	370,348	1,213,290
8	Transportation Alliance Bank, Inc.	367,441	490,601
9	Pitney Bowes Bank, Inc.	353,276	362,129
10	Heritage Bank of Commerce	348,886	918,061
11	Libertyville Bank & Trust Company	333,312	894,656
12	Village Bank & Trust	331,548	785,908
13	Seaside National Bank & Trust	328,251	684,824
14	Atlantic Capital Bank	321,625	817,002
15	Alerus Financial, National Association	320,295	940,468
16	Community National Bank	314,689	595,160
17	CapStar Bank	312,224	626,382
18	Commerce Bank of Washington, NA	305,946	629,570
19	California United Bank	298,953	931,408
20	Old Plank Trail Community Bank, NA	295,860	616,746
21	Anchor Bank, National Association	287,000	1,028,439
22	Security Bank	278,988	553,435
23	First Business Bank	276,358	866,292
24	Northern Bank & Trust Company	266,783	923,593
25	Patriot Bank	265,011	847,942

Source: SNL Data: US Regulated Depositories $500M-$1.5b Total Assets as of December 31, 2013

Be bold, venture wisely.

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2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 2005 2006 2007 2008 2009 2010 2011 2012 2013 1Q14 Net Interest Margin BBNK BAC WFC CMA SIVB HTBK HIGH VALUE BUSINESS BBNK: 4.91% *= Peer Average – SNL Data: US Public Banks $500M - $1.5b Total Assets as of December 31, 2013 Peer* 3.77% 14

$- $10 $20 $30 $40 $50 $60 $70 $80 $90 2005 2006 2007 2008 2009 2010 2011 2012 2013 1Q14 $MM Revenue Non - Interest Expense IMPROVING OPERATING LEVERAGE * (annualized) 15

$100 $200 $300 $400 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Revenue Per Employee ( $000) BBNK Peer Group* EFFECTIVE REVENUE GENERATION *= Peer Average Rev/Employee – SNL Data: US Public Banks $500M - $1.5b Total Assets as of December 31, 2013 (annualized) BBNK 199% of Peer* Group Average 16

STRONG CREDIT QUALITY


5%
4%
3%
2%
1%
0%
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q4 '14
Peer* NPA/Assets 1.64%
NPL/Total Loans
NPA/Total Assets

*= Peer Average – SNL Data: US Public Banks $500M-$1.5b Total Assets as of December 31, 2013

Be bold, venture wisely.

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$(5) $- $5 $10 $15 $20 $25 $30 $35 -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% NCO/Total Loans (%) ** ALLLR/Loans (%) Provision ($) HOLDING ROBUST RESERVES AS CREDIT STRESS EASES 1.98% * Peer Average – SNL Data: US Public Banks $500M - $1.5b Total Assets as of December 31, 2013 $0 Peer* 1.66% 18 • Coverage Ratio 191.5% • 3 consecutive quarter net recoveries

$2,348 $6,820 $11,719 $15,249 $20,724 $18,518 $10,050 $9,245 $15,944 $27,364 $30,686 $6,721 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 1Q14 PTPP Operating Profit Operating Profit Prime Rate EARNINGS – PRE - TAX, PRE - PROVISION ($000) *Operating profit before payment of preferred dividends 19

$(7,341) $1,505 $3,037 $5,725 $8,634 $10,866 $ 1,435 $2,591 $ 7,847 $13,804 $14,711 $3,716 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 1Q14 EARNINGS ($000) *Operating profit before payment of preferred dividends 20

CAPITAL FOR GROWTH AND OPPORTUNITY * Peer – SNL Data: US Public Banks $500M - $1.5b Total Assets as of December 31, 2013 TCE Ratio Leverage Total RBC Regulatory Minimum 5.00% 10.00% Peer* 9.01% 10.54% 16.13% BBNK 10.38% 11.71% 13.76% 0% 5% 10% 15% 20% As of March 31, 2014 21

CATALYSTS FOR EARNINGS GROWTH • Continued organic balance sheet growth opportunities • Unique strategic profile • Utilization rates on LOC at low ebb – Utilization currently in the mid 30% range, well below historical levels • NIM expansion – Will benefit from asset sensitivity when rates rise • Low levels of credit stress • Noninterest income opportunities 22

CONTACT INFORMATION Investor Relations Contact: Thomas A. Sa Bridge Capital Holdings 55 Almaden Blvd., Suite 100 San Jose, CA 95113 (408) 423 - 8500 ir@bridgebank.com 23 NASDAQ Global Select Market: BBNK www.bridgecapitalholdings.com